                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                           October 14, 2009
                           ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated October 14, 2009



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On October 14, 2009 Westamerica Bancorporation announced earnings for the third quarter of 2009. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The originally distributed press release has been revised in respect to nonperforming assets. At September 30, 2009, non-covered nonperforming assets have been revised to $37,694 thousand from $36,334 thousand, and covered nonperforming assets have been revised to $99,207 thousand from $98,659 thousand. Both revisions relate to accruing loans 90 or more days past due.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
October 19, 2009

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-15
                         October 14, 2009

FOR IMMEDIATE RELEASE
October 14, 2009


WESTAMERICA BANCORPORATION THIRD
QUARTER 2009 FINANCIAL RESULTS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC) earned net income applicable to common shareholders of $23.8 million, or $0.81 per diluted common share ("EPS"), for the three months ended September 30, 2009, compared to net income applicable to common shareholders of $22.1 million, or $0.75 EPS, for the three months ended June 30, 2009. During the third quarter 2009, Westamerica completed systems conversions and branch consolidations related to the purchase of assets and assumption of liabilities of the former County Bank, which resulted in reduced expense levels. During the third quarter 2009, Westamerica redeemed $42 million in preferred stock requiring accelerated discount accretion of $538 thousand, which reduced EPS $0.02. Also during the third quarter 2009, Westamerica eliminated $587 thousand in tax reserves due to a lapse in the statute of limitations, which reduced tax provisions and increased EPS $0.02. Third quarter 2009 results represents a 20 percent return on common shareholders' equity.

"The County Bank integration was completed on time in August, and the efficiencies gained following the integration will continue to benefit future operating results. The cost of funding our loan and investment portfolio continued to decline due to our pricing practices and an improved mix of deposits. The third quarter 2009 cost of funds was 0.40 percent, which supported our 5.48 percent net interest margin. The risk profile of our loan portfolio is significantly reduced as loss-sharing agreements with the Federal Deposit Insurance Corporation cover 29 percent of our loan portfolio. The credit quality of the non-FDIC covered loans remained stable during the quarter," said Chairman, President and CEO David Payne. "Our healthy profitability and 15.1 percent total regulatory capital ratio distinguishes Westamerica as a safe and sound bank during this troublesome period for our industry," added Payne.

Westamerica generated net income applicable to common shareholders of $98 million, or $3.35 EPS, during the nine months ended September 30, 2009. Results for this period include a $28.3 million net of tax gain from the acquisition of assets and assumption of liabilities of the former County Bank.

Westamerica generated net income applicable to common shareholders of $39 million, or $1.33 EPS, during the nine months ended September 30, 2008. Results for this period include a $5.7 million gain on the sale of VISA common stock resulting from VISA's initial public offering ("IPO"), and $2.3 million in reduced expenses as known litigation contingencies were satisfied as a part of the VISA IPO. EPS was increased $0.16 due to transactions recognized as a result of the VISA IPO. Results for this period also include $34 million in losses, net of tax, recognized as a result of the decline in value of FHLMC and FNMA preferred stock, which reduced EPS by $1.17. Also, the Company recorded a $1.0 million reduction in its tax provision primarily due to filing its 2007 tax return and adjusting 2007 tax estimates to actual amounts included in the filed tax return, which increased EPS by $0.03.

Net interest income on a fully-taxable equivalent basis ("FTE") totaled $61.6 million in the third quarter 2009, compared to $62.3 million in the second quarter 2009, and $48.7 million in the third quarter 2008. For the nine month periods ended September 30, 2009 and 2008, net interest income (FTE) totaled $183.3 million and $146.4 million, respectively. Net interest income has increased in 2009 compared to 2008 due to acquired County Bank assets and a higher net interest margin. The net interest margin has improved due to a decline in interest rates paid on deposits and other borrowings used to fund loans and investment securities.

The provision for credit losses was $2.8 million for the third quarter 2009, increased from $2.6 million for the previous quarter.

Non-interest income for third quarter 2009 was $16.0 million compared to $16.4 million in the prior quarter. Service charges on deposit accounts, ATM fees and debit card fees are higher following the February 6, 2009 assumption of County Bank deposits. Merchant credit card income is lower in 2009 compared to 2008 due to reduced consumer spending.

Non-interest expense for third quarter 2009 was $35.2 million compared to $38.7 million in the prior quarter, which included $1.8 million in higher FDIC insurance fund assessments. Personnel and facilities expenses (occupancy and equipment combined) have declined following County Bank systems integrations and branch consolidations.

Non-performing assets not covered by FDIC loss-sharing agreements were $37.7 million at September 30, 2009 compared to $35.0 million at June 30, 2009. Annualized net loan losses on non-FDIC covered loans as a percentage of average non-FDIC covered loans were 0.56 percent during both the third and second quarters of 2009. The reserve for loan losses to non-FDIC covered loans was 1.88 percent and 1.86 percent at September 30, 2009 and June 30, 2009, respectively.

Shareholders' equity was $536 million at September 30, 2009 compared to $559 million at June 30, 2009. At September 30, 2009, total regulatory capital ratios for Westamerica Bancorporation and its subsidiary bank, Westamerica Bank, were 15.1 percent and 14.4 percent, respectively, exceeding the 10 percent requirement to be "well capitalized" under regulatory standards.

Westamerica Bancorporation, through its wholly owned subsidiary, Westamerica Bank, operates 99 branches and two trust offices throughout Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com
For additional information contact:
            Westamerica Bancorporation
            Robert A. Thorson  -  SVP & Chief Financial Officer
            707-863-6840

FORWARD-LOOKING INFORMATION:
----------------------------

This press release contains forward-looking statements about Westamerica Bancorporation for which it claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of the Company or its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "projected", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

These forward-looking statements are based on Management's current knowledge and belief and include information concerning the Company's possible or assumed future financial condition and results of operations. A number of factors, some of which are beyond the Company's ability to predict or control, could cause future results to differ materially from those contemplated. The Company's most recent quarterly report on Form 10-Q for the quarter ended June 30, 2009 and annual report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission describe some of these factors. These factors include but are not limited to (1) the length and severity of current difficulties in the national and California economies and the effects of federal and state government efforts to address those difficulties; (2) continued low liquidity levels in capital markets; (3) fluctuations in asset prices including, but not limited to, stocks, bonds, real estate, and commodities; (4) the effect of acquisitions and integration of acquired businesses including the recently acquired County Bank; (5) economic uncertainty created by terrorist threats and attacks on the United States, the actions taken in response, and the uncertain effect of these events on the national and regional economies; (6) changes in the interest rate environment; (7) changes in the regulatory environment; (8) significantly increasing competitive pressure in the banking industry; (9) operational risks including data processing system failures or fraud; (10) volatility of rate sensitive loans, deposits and investments; (11) asset/liability management risks and liquidity risks; and (12) changes in the securities markets. The Company undertakes no obligation to update any forward-looking statements to reflect circumstances or events that occur after the date forward-looking statements are made.

Forward-looking statements speak only as of the date they are made.

                                  #####

WESTAMERICA BANCORPORATION          Public Information October 14, 2009
FINANCIAL HIGHLIGHTS
September 30, 2009

1. Net Income Summary.


                                    (dollars in thousands except per-share amounts)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Net Interest Income (Fully Taxable
      Equivalent)                       $61,593     $48,693        26.5%    $62,318        -1.2%   $183,270    $146,407        25.2%
 2 Provision for Loan Losses              2,800         600       366.7%      2,600         7.7%      7,200       1,800       300.0%
 3 Noninterest Income:
 4 Net Loss From Equity Securities            0     (41,206)       n/m            0        n/m            0     (53,686)        n/m
 5 FAS 141R Gain                              0           0        n/m            0        n/m       48,844           0         n/m
 6 Other                                 15,961      13,707        16.4%     16,386        -2.6%     47,471      41,723        13.8%
                                    ------------------------            ------------            ------------------------
 7 Total Noninterest Income (Loss)       15,961     (27,499)       n/m       16,386        n/m       96,315     (11,963)        n/m
 8 Noninterest Expense:
 9 VISA Litigation                            0           0        n/m            0        n/m            0      (2,338)        n/m
10 Other                                 35,151      25,203        39.5%     38,666        -9.1%    107,940      76,934        40.3%
                                    ------------------------            ------------            ------------------------
11 Total Noninterest Expense             35,151      25,203        39.5%     38,666        -9.1%    107,940      74,596        44.7%
                                    ------------------------            ------------            ------------------------
12 Income (Loss) Before Taxes (FTE)      39,603      (4,609)       n/m       37,438         5.8%    164,445      58,048         n/m
13 Income Tax Provision (Benefit)
      (FTE)                              14,346      (4,653)       n/m       14,255         0.6%     63,180      19,023         n/m
                                    ------------------------            ------------            ------------------------
14 Net Income                            25,257          44        n/m       23,183         8.9%    101,265      39,025         n/m
15 Preferred Stock Dividends and
      Discount Accretion                  1,466           0        n/m        1,107        32.4%      3,151           0         n/m
                                    ------------------------            ------------            ------------------------
16 Net Income Applicable to Common
      Equity                            $23,791         $44        n/m      $22,076         7.8%    $98,114     $39,025         n/m
                                    ========================            ============            ========================

17 Average Common Shares Outstanding     29,210      28,908         1.0%     29,126         0.3%     29,072      28,895         0.6%
18 Diluted Average Common Shares
      Outstanding                        29,429      29,273         0.5%     29,403         0.1%     29,313      29,292         0.1%
19 Operating Ratios:
20   Basic Earnings Per Common Share      $0.81       $0.00        n/m        $0.76         6.9%      $3.37       $1.35       149.6%
21   Diluted Earnings Per Common
       Share                               0.81        0.00        n/m         0.75         7.9%       3.35        1.33       151.9%
22   Return On Assets (annualized)         1.86%       0.00%                   1.68%                   2.57%       1.22%
23   Return On Common Equity
        (annualized)                       19.7%        0.0%                   19.0%                   28.4%       12.8%
24   Net Interest Margin (FTE)
        (annualized)                       5.48%       5.19%                   5.34%                   5.39%       5.04%
25   Efficiency Ratio (FTE)                45.3%      118.9%                   49.1%                   38.6%       55.5%

26 Dividends Paid Per Common Share        $0.35       $0.35         0.0%      $0.35         0.0%      $1.06       $1.04         1.9%
27 Common Dividend Payout Ratio              43%        n/m                      47%                     32%         78%



2. Net Interest Income.


                                    (dollars in thousands)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Interest and Fee Income (FTE)        $66,093     $56,131        17.7%    $68,063        -2.9%   $198,348    $175,058        13.3%
 2 Interest Expense                       4,500       7,438       -39.5%      5,745       -21.7%     15,078      28,651       -47.4%
                                    ------------------------            ------------            ------------------------
 3 Net Interest Income (FTE)            $61,593     $48,693        26.5%    $62,318        -1.2%   $183,270    $146,407        25.2%
                                    ========================            ============            ========================

 4 Average Earning Assets            $4,470,851  $3,745,058        19.4% $4,678,615        -4.4% $4,541,596  $3,878,972        17.1%
 5 Average Interest-Bearing
      Liabilities                     3,094,081   2,486,659        24.4%  3,311,650        -6.6%  3,186,913   2,615,724        21.8%

 6 Yield on Earning Assets (FTE)
        (annualized)                       5.88%       5.98%                   5.83%                   5.83%       6.02%
 7 Cost of Funds (annualized)              0.40%       0.79%                   0.49%                   0.44%       0.98%
 8 Net Interest Margin (FTE)
        (annualized)                       5.48%       5.19%                   5.34%                   5.39%       5.04%
 9 Interest Expense/Interest-Bearing
   Liabilities (annualized)                0.58%       1.19%                   0.70%                   0.63%       1.46%
10 Net Interest Spread (FTE)
        (annualized)                       5.30%       4.79%                   5.13%                   5.20%       4.56%



3. Loans & Other Earning Assets.


                                    (average volume, dollars in thousands)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Total Assets                      $5,072,866  $4,137,232        22.6% $5,265,101        -3.7% $5,113,359  $4,275,657        19.6%
 2 Total Earning Assets               4,470,851   3,745,058        19.4%  4,678,615        -4.4%  4,541,596   3,878,972        17.1%
 3 Total Loans                        3,263,388   2,414,317        35.2%  3,383,654        -3.6%  3,261,462   2,443,574        33.5%
 4   Commercial Loans                   901,127     597,176        50.9%    944,257        -4.6%    910,263     607,712        49.8%
 5   Commercial Real Estate Loans     1,313,545     830,001        58.3%  1,361,420        -3.5%  1,289,190     841,391        53.2%
 6   Consumer Loans                   1,048,716     987,140         6.2%  1,077,977        -2.7%  1,062,009     994,471         6.8%
 7 Total Investment Securities        1,207,463   1,330,741        -9.3%  1,294,961        -6.8%  1,280,134   1,435,398       -10.8%
 8   Available For Sale
        (Market Value)                  405,304     359,220        12.8%    433,065        -6.4%    412,644     436,592        -5.5%
 9   Held To Maturity                   802,159     971,521       -17.4%    861,896        -6.9%    867,490     998,806       -13.1%
10       HTM Unrealized Gain (Loss)
            at Period-End                20,047     (15,041)       n/m          243        n/m       20,047     (15,041)        n/m
11 Loans / Deposits                        79.0%       76.5%                   80.5%                   80.2%       76.8%


WESTAMERICA BANCORPORATION          Public Information October 14, 2009
FINANCIAL HIGHLIGHTS
September 30, 2009

4. Deposits &  Other Interest-Bearing Liabilities.


                                    (average volume, dollars in thousands)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Total Deposits                    $4,131,388  $3,154,340        31.0% $4,202,607        -1.7% $4,066,462  $3,183,393        27.7%
 2   Noninterest Demand               1,371,124   1,172,953        16.9%  1,333,412         2.8%  1,330,495   1,186,443        12.1%
 3   Interest-Bearing Transaction       708,372     539,286        31.4%    741,084        -4.4%    705,777     544,407        29.6%
 4   Savings                            978,656     764,535        28.0%    968,048         1.1%    941,847     765,514        23.0%
 5   Time greater than $100K            581,681     484,396        20.1%    629,646        -7.6%    622,168     492,724        26.3%
 6   Time less than $100K               491,555     193,170       154.5%    530,417        -7.3%    466,175     194,305       139.9%
 7 Total Short-Term Borrowings          307,266     470,109       -34.6%    415,871       -26.1%    424,362     582,564       -27.2%
 8   Fed Funds Purchased                    870     342,338       -99.7%    119,837       -99.3%    144,037     440,435       -67.3%
 9   Other Short-Term Funds             306,396     127,771       139.8%    296,034         3.5%    280,325     142,129        97.2%
10 Long-Term Debt                        26,551      35,163       -24.5%     26,584        -0.1%     26,584      36,210       -26.6%
11 Shareholders' Equity                 549,331     412,133        33.3%    547,816         0.3%    527,635     406,244        29.9%

12 Demand Deposits / Total Deposits        33.2%       37.2%                   31.7%                   32.7%       37.3%
13 Transaction & Savings Deposits /
      Total Deposits                       74.0%       78.5%                   72.4%                   73.2%       78.4%



5. Interest Yields Earned & Rates Paid.


                                    (dollars in thousands)
                                                   Q3'09                                           Q3'08
                                    ------------------------------------   Q2'09    ------------------------------------
                                      Average     Income/     Yield */    Yield*/     Average     Income/     Yield*/
                                       Volume     Expense       Rate        Rate       Volume     Expense       Rate
                                    ------------------------------------------------------------------------------------
 1 Interest & Fees Income Earned
 2   Total Earning Assets (FTE)      $4,470,851     $66,093        5.88%       5.83% $3,745,058     $56,131        5.98%
 3   Total Loans (FTE)                3,263,388      49,579        6.03%       6.00%  2,414,317      37,853        6.24%
 4     Commercial Loans (FTE)           901,127      13,090        5.76%       5.66%    597,176       9,964        6.64%
 5     Commercial Real Estate Loans   1,313,545      21,967        6.63%       6.57%    830,001      14,516        6.96%
 6     Consumer Loans                 1,048,716      14,522        5.49%       5.57%    987,140      13,373        5.39%
 7   Total Investment Securities
        (FTE)                         1,207,463      16,514        5.47%       5.39%  1,330,741      18,278        5.49%

 8 Interest Expense Paid
 9   Total Earning Assets             4,470,851       4,500        0.40%       0.49%  3,745,058       7,438        0.79%
10   Total Interest-Bearing
        Liabilities                   3,094,081       4,500        0.58%       0.70%  2,486,659       7,438        1.19%
11   Total Interest-Bearing Deposits  2,760,264       3,273        0.47%       0.62%  1,981,387       4,960        1.00%
12     Interest-Bearing Transaction     708,372         263        0.15%       0.16%    539,286         346        0.26%
13     Savings                          978,656         915        0.37%       0.44%    764,535       1,048        0.55%
14     Time less than $100K             491,555         829        0.67%       1.04%    193,170       1,201        2.47%
15     Time greater than $100K          581,681       1,266        0.86%       1.11%    484,396       2,365        1.94%
16   Total Short-Term Borrowings        307,266         804        1.04%       0.83%    470,109       1,954        1.63%
17     Fed Funds Purchased                  870           0        0.15%       0.15%    342,338       1,708        1.95%
18     Other Short-Term Funds           306,396         804        1.04%       1.10%    127,771         246        0.77%
19   Long-Term Debt                      26,551         423        6.36%       6.35%     35,163         524        5.96%

20 Net Interest Income and Margin (FTE)             $61,593        5.48%       5.34%                $48,693        5.19%
   * Annualized



6. Noninterest Income.


                                    (dollars in thousands except per share amounts)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Service Charges on Deposit
      Accounts                           $9,479      $7,555        25.5%     $9,116         4.0%    $27,017     $22,379        20.7%
 2 Merchant Credit Card Income            2,163       2,611       -17.2%      2,223        -2.7%      6,818       7,903       -13.7%
 3 ATM Fees & Interchange                   965         756        27.7%      1,013        -4.7%      2,792       2,238        24.8%
 4 Debit Card Fees                        1,267         970        30.7%      1,323        -4.2%      3,656       2,852        28.2%
 5 Financial Services Commissions           129         186       -30.8%        137        -6.3%        420         689       -39.1%
 6 Mortgage Banking Income                   26          39       -32.1%         25         5.3%         68         106       -35.4%
 7 Trust Fees                               319         293         9.1%        373       -14.3%      1,056         973         8.6%
 8 Other Income                           1,613       1,297        24.3%      2,176       -25.9%      5,644       4,583        23.2%
                                    ------------------------            ------------            ------------------------
 9 Sub-total                             15,961      13,707        16.4%     16,386        -2.6%     47,471      41,723        13.8%
10 Net Loss From Equity Securities            0     (41,206)       n/m            0        n/m            0     (53,686)        n/m
11 FAS 141R Gain                              0           0        n/m            0        n/m       48,844           0         n/m
                                    ------------------------            ------------            ------------------------
12 Total Noninterest Income (Loss)      $15,961    ($27,499)       n/m      $16,386        n/m      $96,315    ($11,963)        n/m
                                    ========================            ============            ========================
13 Operating Ratios:
14    Total Revenue (FTE)               $77,554     $21,194       265.9%    $78,704        -1.5%   $279,585    $134,444       108.0%
15    Noninterest Income / Revenue
         (FTE)                             20.6%       n/m                     20.8%                   34.4%       n/m
16    Service Charges / Avg. Deposits
         (annualized)                      0.91%       0.95%                   0.87%                   0.89%       0.94%
17    Total Revenue Per Avg. Common
         Share (annualized)              $10.53       $2.92       261.1%     $10.84        -2.8%     $12.86       $6.22       106.9%


WESTAMERICA BANCORPORATION          Public Information October 14, 2009
FINANCIAL HIGHLIGHTS
September 30, 2009

7. Noninterest Expense.


                                    (dollars in thousands)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Salaries & Benefits                  $16,402     $12,621        30.0%    $17,448        -6.0%    $50,221     $38,670        29.9%
 2 Occupancy                              4,008       3,465        15.7%      5,413       -26.0%     14,831      10,297        44.0%
 3 Equipment                              1,789         903        98.2%      1,607        11.3%      4,618       2,825        63.5%
 4 Outsourced Data Processing             2,258       2,098         7.6%      2,378        -5.1%      6,740       6,323         6.6%
 5 Courier                                  989         835        18.4%        994        -0.5%      2,881       2,488        15.8%
 6 Postage                                  576         369        56.2%        531         8.5%      1,570       1,142        37.5%
 7 Telephone                                622         342        82.0%        478        30.2%      1,487       1,023        45.3%
 8 Professional Fees                        913         485        88.2%        779        17.2%      2,580       1,704        51.4%
 9 Stationery & Supplies                    450         272        65.4%        374        20.2%      1,191         836        42.5%
10 Loan Expense                             491         246        99.1%        205       139.7%      1,689         653       158.8%
11 Operational Losses                       242         113       113.4%        221         9.4%        658         494        33.3%
12 Amortization of Identifiable
      Intangibles                         1,671         788       112.1%      1,695        -1.5%      5,051       2,433       107.6%
13 FDIC Insurance Assessment              1,442         131        n/m        3,221        n/m        4,820         359         n/m
14 Other Operating                        3,298       2,535        30.1%      3,322        -0.7%      9,603       7,687        24.9%
                                    ------------------------            ------------            ------------------------
15 Sub-total                             35,151      25,203        39.5%     38,666        -9.1%    107,940      76,934        40.3%
16 VISA Litigation                            0           0        n/m            0        n/m            0      (2,338)        n/m
                                    ------------------------            ------------            ------------------------
17 Total Noninterest Expense            $35,151     $25,203        39.5%    $38,666        -9.1%   $107,940     $74,596        44.7%
                                    ========================            ============            ========================

18 Average (Avg.) Full Time
      Equivalent Staff                    1,086         899        20.8%      1,176        -7.7%      1,135         892        27.2%
19 Avg. Assets /  Avg. Full Time
      Equivalent Staff                   $4,671      $4,602         1.5%     $4,477         4.3%     $4,505      $4,793        -6.0%
20 Operating Ratios:
21    FTE Revenue / Avg. Full Time
         Equiv. Staff (annualized)         $283         $94       201.1%       $268         5.6%       $329        $201        63.7%
22    Noninterest Expense / Avg.
         Earning Assets (annualized)       3.12%       2.68%                   3.31%                   3.18%       2.57%
23    Noninterest Expense / FTE
         Revenues                          45.3%      118.9%                   49.1%                   38.6%       55.5%



8. Provision for Loan Losses.


                                    (dollars in thousands)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Average Total Loans               $3,263,388  $2,414,317        35.2% $3,383,654        -3.6% $3,261,462  $2,443,574        33.5%
 2 Avg. Total Covered Loans (1)        $974,057          $0        n/m   $1,045,360        -6.8%   $900,922          $0         n/m
 3 Avg. Total Non-Covered Loans      $2,289,331  $2,414,317        -5.2% $2,338,294        -2.1% $2,360,540  $2,443,574        -3.4%

 4 Non-Covered Loans:
 5 Provision for Loan Losses             $2,800        $600       366.7%     $2,600         7.7%     $7,200      $1,800       300.0%
 6 Gross Loan Losses                      3,870       1,786       116.7%      3,937        -1.7%     10,735       5,532        94.1%
 7 Net Loan Losses                        3,239       1,467       120.8%      3,281        -1.3%      8,987       4,209       113.5%
 8 Recoveries / Gross Loan Losses            16%         18%                     17%                     16%         24%
 9 Net Loan Losses / Avg.
      Non-Covered Loans (a)                0.56%       0.24%                   0.56%                   0.51%       0.23%
10 Provision for Loan Losses / Avg.
      Non-Covered Loans (a)                0.49%       0.10%                   0.45%                   0.41%       0.10%
11 Provision for Loan Losses /
      Net Loan Losses                      86.4%       40.9%                   79.2%                   80.1%       42.8%

(1) Covered loans represent purchased loans on which losses are shared with the FDIC per a Loss-Sharing Agreement.
     Covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
   (a) annualized


WESTAMERICA BANCORPORATION          Public Information October 14, 2009
FINANCIAL HIGHLIGHTS
September 30, 2009

9. Credit Quality.


                                    (dollars in thousands)
                                                             9/30/09 /               9/30/09 /
                                      9/30/09     9/30/08     9/30/08     6/30/09     6/30/09     3/31/09     12/31/08    6/30/08

 1 Non-Covered Nonperforming Loans: ------------------------------------------------------------------------------------------------
 2 Nonperforming Nonaccrual Loans       $31,352     $12,132       158.4%    $29,603         5.9%    $10,943      $8,883     $11,713
 3 Performing Nonaccrual Loans               61          73       -16.4%         26       134.0%         27       1,143          28
                                    ------------------------            ------------            ------------------------------------
 4 Total Nonaccrual Loans                31,413      12,205       157.4%     29,629         6.0%     10,970      10,026      11,741
 5 Accruing Loans 90+ Days Past Due       1,962         363       440.5%        614       219.5%        777         755         254
                                    ------------------------            ------------            ------------------------------------
 6 Total Non-Covered Nonperforming       33,375      12,568       165.6%     30,243        10.4%     11,747      10,781      11,995
      Loans
 7 Non-Covered Repossessed Loan
      Collateral                          4,319         814       430.5%      4,715        -8.4%      4,756       3,505         920
                                    ------------------------            ------------            ------------------------------------
 8 Total Non-Covered Nonperforming
      Assets                             37,694      13,382       181.7%     34,958         7.8%     16,503      14,286      12,915
                                    ------------------------            ------------            ------------------------------------
 9 Covered Nonperforming Loans (1):
10 Nonperforming Nonaccrual Loans        53,255           0        n/m       65,910       -19.2%     34,437           0           0
11 Performing Nonaccrual Loans           26,277           0        n/m       16,901        55.5%      3,632           0           0
                                    ------------------------            ------------            ------------------------------------
12 Total Nonaccrual Loans                79,532           0        n/m       82,811        -4.0%     38,069           0           0
13 Accruing Loans 90+ Days Past Due         935           0        n/m        8,622       -89.2%      9,866           0           0
                                    ------------------------            ------------            ------------------------------------
14 Total Covered Nonperforming
      Loans (1)                          80,467           0        n/m       91,433       -12.0%     47,935           0           0
15 Covered Repossessed Loan
      Collateral (1)                     18,740           0        n/m       13,691        36.9%     13,391           0           0
                                    ------------------------            ------------            ------------------------------------
16 Total Covered Nonperforming
      Assets (1)                         99,207           0        n/m      105,124        -5.6%     61,326           0           0
                                    ------------------------            ------------            ------------------------------------

16 Total Nonperforming Assets          $136,901     $13,382        n/m     $140,082        -2.3%    $77,829     $14,286     $12,915
                                    ========================            ============            ====================================

17 Non-Covered Classified Loans         $66,810     $38,070        75.5%    $53,359        25.2%    $41,453     $34,028     $33,546
18 Covered Classified Loans (1)         174,583           0        n/m      153,972        13.4%    169,778           0           0
                                    ------------------------            ------------            ------------------------------------
19 Total Classified Loans              $241,393     $38,070        n/m     $207,331        16.4%   $211,231     $34,028     $33,546
                                    ========================            ============            ====================================

20 Total Non-Covered Loans
      Outstanding                    $2,267,130  $2,408,704        -5.9% $2,322,005        -2.4% $2,356,237  $2,382,426  $2,431,011
21 Total Covered Loans
      Outstanding (1)                   932,656           0        n/m    1,031,643        -9.6%  1,089,071           0           0
                                    ------------------------            ------------            ------------------------------------
22 Total Loans Outstanding           $3,199,786  $2,408,704        32.8% $3,353,648        -4.6% $3,445,308  $2,382,426  $2,431,011
                                    ========================            ============            ====================================

23 Total Assets                      $4,971,159  $4,089,482        21.6% $5,193,595        -4.3% $5,428,865  $4,032,934  $4,188,868

24 Non-Covered Loans:
25 Allowance for Loan Losses            $42,683     $50,097       -14.8%    $43,122        -1.0%    $43,803     $44,470     $50,964
26 Allowance/Non-Covered Loans             1.88%       2.08%                   1.86%                   1.86%       1.87%       2.10%
27 Non-Covered Nonperforming Loans/
     Non-Covered Loans                     1.47%       0.52%                   1.30%                   0.50%       0.45%       0.49%
28 Non-Covered Nonperforming Assets/
     Total Assets                          0.76%       0.33%                   0.67%                   0.30%       0.35%       0.31%
29 Allowance/Non-Covered Nonperforming
      Loans
30 Covered Loans (1):                       128%        399%                    143%                    373%        412%        425%
31 Fair Value Discount on Covered
      Loans                             $98,738         n/a                $114,276                $149,290         n/a         n/a
32 Discount/Covered Loans, gross           9.57%        n/a                    9.97%                  12.06%        n/a         n/a
33 Covered Nonperforming Assets/
     Total Assets                          2.00%        n/a                    2.02%                   1.13%        n/a         n/a
34 Fair Value Discount on
      Repossessed Loan Collateral        $4,389         n/a                      $7                 $11,178         n/a         n/a
35 Discount/Covered Repossessed
      Loan Collateral, gross              18.98%        n/a                    0.05%                  45.50%        n/a         n/a

(1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sha
     Agreement.  Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.


WESTAMERICA BANCORPORATION          Public Information October 14, 2009
FINANCIAL HIGHLIGHTS
September 30, 2009

10.Capital.


                                    (dollars in thousands, except per-share amounts)
                                                             9/30/09 /               9/30/09 /
                                      9/30/09     9/30/08     9/30/08     6/30/09     6/30/09     3/31/09     12/31/08    6/30/08
                                    ------------------------------------------------------------------------------------------------
 1 Common Shareholders' Equity         $494,383    $399,128        23.9%   $476,620         3.7%   $454,118    $409,852    $410,445
 2 Preferred Shareholder's Equity       $41,335          $0        n/m      $82,611       -50.0%    $82,550          $0          $0
 3 Total Shareholders' Equity          $535,718    $399,128        34.2%   $559,231        -4.2%   $536,668    $409,852    $410,445
 4 Tier I Regulatory Capital            394,283     278,117        41.8%    421,048        -6.4%    394,829     288,859     290,864
 5 Total Regulatory Capital             431,913     314,023        37.5%    458,182        -5.7%    432,822     324,455     327,631

 6 Total Assets                       4,971,159   4,089,482        21.6%  5,193,595        -4.3%  5,428,865   4,032,934   4,188,868
 7 Risk-Adjusted Assets               2,866,814   2,790,304         2.7%  2,890,291        -0.8%  2,993,229   2,758,866   2,845,553

 8 Total Shareholders' Equity /
      Total Assets                        10.78%       9.76%                  10.77%                   9.89%      10.16%       9.80%
 9 Total Shareholders' Equity /
      Total Loans                         16.74%      16.57%                  16.68%                  15.58%      17.20%      16.88%
10 Tier I Capital /Total Assets            7.93%       6.80%                   8.11%                   7.27%       7.16%       6.94%
11 Tier I Capital  / Risk-Adjusted
      Assets                              13.75%       9.97%                  14.57%                  13.19%      10.47%      10.22%
12 Total Capital / Risk-Adjusted
      Assets                              15.07%      11.25%                  15.85%                  14.46%      11.76%      11.51%
13 Tangible Common Equity Ratio            6.95%       6.62%                   6.26%                   5.52%       7.01%       6.71%
14 Common Shares Outstanding             29,207      28,895         1.1%     29,214        -0.0%     28,874      28,880      28,889
15 Common  Equity Per Share              $16.93      $13.81        22.5%     $16.31         3.8%     $15.73      $14.19      $14.21
16 Market Value Per Common Share         $52.00      $57.53        -9.6%     $49.61         4.8%     $45.56      $51.15      $52.59



17 Share Repurchase Programs


                                    (shares in thousands)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
18 Total Shares Repurchased /
      Canceled                                8         108       -92.6%          6        31.3%         30         703       -95.7%
19   Average Repurchase Price            $50.45      $50.10         0.7%     $51.90        -2.8%     $46.02      $49.81        -7.6%
20 Net Shares Repurchased (Issued)            7          (6)     -220.8%       (340)       n/m         (327)        123      -365.8%


WESTAMERICA BANCORPORATION          Public Information October 14, 2009
FINANCIAL HIGHLIGHTS
September 30, 2009

11.Period-End Balance Sheets.


                                    (unaudited, dollars in thousands)
                                                             9/30/09 /               9/30/09 /
                                      9/30/09     9/30/08     9/30/08     6/30/09     6/30/09     3/31/09     12/31/08    6/30/08

 1 Assets:                          ------------------------------------------------------------------------------------------------
 2   Cash and Money Market Assets      $180,521    $142,678        26.5%   $169,291         6.6%   $149,566    $139,224    $134,432

 3   Investment Securities
        Available For Sale              391,644     304,871        28.5%    407,127        -3.8%    436,343     288,454     391,028
 4   Investment Securities
        Held to Maturity                780,846     962,621       -18.9%    830,618        -6.0%    918,745     949,325     978,298

 5   Non-Covered Loans                2,267,130   2,408,704        -5.9%  2,322,005        -2.4%  2,356,237   2,382,426   2,431,011
 6   Allowance For Loan Losses          (42,683)    (50,097)      -14.8%    (43,122)       -1.0%    (43,803)    (44,470)    (50,964)
                                    ------------------------            ------------            ------------------------------------
 7   Non-Covered Loans, net           2,224,447   2,358,607        -5.7%  2,278,883        -2.4%  2,312,434   2,337,956   2,380,047
 8   Covered Loans, net (1)             932,656           0        n/m    1,031,643        -9.6%  1,089,071           0           0
                                    ------------------------            ------------            ------------------------------------
 9   Total Loans                      3,157,103   2,358,607        33.9%  3,310,526        -4.6%  3,401,505   2,337,956   2,380,047

10   Non-Covered Other Real Estate
        Owned                             4,319         814        n/m        4,715        -8.4%      4,756       3,505         920
11   Covered Other Real Estate Owned,
        net (1)                          18,740           0        n/m       13,691        36.9%     13,391           0           0
12   Premises and Equipment              38,982      26,789        45.5%     26,490        47.2%     26,729      27,351      27,460
13   Identifiable Intangible Assets      38,264      15,996       139.2%     39,934        -4.2%     41,630      15,208      16,784
14   Goodwill                           121,699     121,702        -0.0%    121,699         0.0%    121,699     121,699     121,719
15   Interest Receivable and
        Other Assets                    239,041     155,404        53.8%    269,504       -11.3%    314,501     150,212     138,180
                                    ------------------------            ------------            ------------------------------------
16 Total Assets                      $4,971,159  $4,089,482        21.6% $5,193,595        -4.3% $5,428,865  $4,032,934  $4,188,868
                                    ========================            ============            ====================================
17 Liabilities and Shareholders' Equity:
18   Deposits:
19     Noninterest Bearing           $1,377,215  $1,173,852        17.3% $1,334,871         3.2% $1,353,696  $1,158,632  $1,195,004
20     Interest-Bearing Transaction     660,001     518,944        27.2%    716,706        -7.9%    730,153     525,153     527,109
21     Savings                          962,823     751,512        28.1%    968,408        -0.6%    968,411     745,496     754,677
22     Time                           1,024,587     685,480        49.5%  1,137,152        -9.9%  1,204,021     665,773     686,702
                                    ------------------------            ------------            ------------------------------------
23   Total Deposits                   4,024,626   3,129,788        28.6%  4,157,137        -3.2%  4,256,281   3,095,054   3,163,492
                                    ------------------------            ------------            ------------------------------------

24   Short-Term Borrowed Funds          222,030     487,973       -54.5%    316,466       -29.8%    441,418     457,275     514,131
25   Federal Home Loan Bank Advances     85,904           0        n/m       86,338        -0.5%     86,772           0           0
25   Debt Financing and Notes
        Payable                          26,531      26,665        -0.5%     26,564        -0.1%     26,598      26,631      36,699
26   Liability For Interest, Taxes
        and Other                        76,350      45,928        66.2%     47,859        59.5%     81,128      44,122      64,101
                                    ------------------------            ------------            ------------------------------------
27 Total Liabilities                  4,435,441   3,690,354        20.2%  4,634,364        -4.3%  4,892,197   3,623,082   3,778,423
                                    ------------------------            ------------            ------------------------------------
28 Shareholders' Equity:
29   Preferred Stock                     41,335           0        n/m       82,611       -50.0%     82,550           0           0
30   Paid-In Capital                    368,032     354,537         3.8%    367,840         0.1%    356,326     354,674     351,157
31   Accumulated Other Comprehensive
        Income                            6,053         551       999.0%      1,747       246.4%      2,274       1,040       1,074
32   Retained Earnings                  120,298      44,040       173.2%    107,033        12.4%     95,518      54,138      58,214
                                    ------------------------            ------------            ------------------------------------
33 Total Common Equity                  494,383     399,128        23.9%    476,620         3.7%    454,118     409,852     410,445
                                    ------------------------            ------------            ------------------------------------
34 Total Shareholders' Equity           535,718     399,128        34.2%    559,231        -4.2%    536,668     409,852     410,445
                                    ------------------------            ------------            ------------------------------------
35 Total Liabilities and
      Shareholders' Equity           $4,971,159  $4,089,482        21.6% $5,193,595        -4.3% $5,428,865  $4,032,934  $4,188,868
                                    ========================            ============            ====================================

(1) Covered loans and other real estate owned represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing
     Agreement.  Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.


WESTAMERICA BANCORPORATION          Public Information October 14, 2009
FINANCIAL HIGHLIGHTS
September 30, 2009

12.Income Statements.


                                    (unaudited, dollars in thousands, except per-share amounts)
                                                              Q3'09 /                 Q3'09 /                           9/30'09YTD /
                                       Q3'09       Q3'08       Q3'08       Q2'09       Q2'09     9/30'09YTD  9/30'08YTD  9/30'08YTD
                                    ------------------------------------------------------------------------------------------------
 1 Interest and Fee Income:
 2   Loans                              $48,530     $36,710        32.2%    $49,523        -2.0%   $143,148    $112,716        27.0%
 3   Money Market Assets and
        Funds Sold                            1           1        n/m            1        n/m            3           3         n/m
 4   Investment Securities
        Available For Sale                4,272       4,041         5.7%      4,539        -5.9%     12,550      14,784       -15.1%
 5   Investment Securities
        Held to Maturity                  8,393      10,223       -17.9%      9,009        -6.8%     27,752      31,521       -12.0%
                                    ------------------------            ------------            ------------------------------------
 6 Total Interest Income                 61,196      50,975        20.1%     63,072        -3.0%    183,453     159,024        15.4%
                                    ------------------------            ------------            ------------------------------------
 7 Interest Expense:
 8   Transaction Deposits                   263         346       -24.1%        293       -10.4%        761       1,145       -33.6%
 9   Savings Deposits                       915       1,048       -12.6%      1,059       -13.6%      2,874       3,482       -17.4%
10   Time Deposits                        2,095       3,566       -41.2%      3,116       -32.8%      7,890      12,984       -39.2%
11   Short-Term Borrowed Funds              804       1,954       -58.8%        856        -6.0%      2,286       9,360       -75.6%
12   Debt Financing and Notes
        Payable                             423         524       -19.4%        421         0.2%      1,267       1,680       -24.6%
                                    ------------------------            ------------            ------------------------------------
13 Total Interest Expense                 4,500       7,438       -39.5%      5,745       -21.7%     15,078      28,651       -47.4%
                                    ------------------------            ------------            ------------------------------------

14 Net Interest Income                   56,696      43,537        30.2%     57,327        -1.1%    168,375     130,373        29.1%
                                    ------------------------            ------------            ------------------------------------

15 Provision for Loan Losses              2,800         600        n/m        2,600         7.7%      7,200       1,800         n/m
                                    ------------------------            ------------            ------------------------------------
16 Noninterest Income:
17   Service Charges on Deposit
        Accounts                          9,479       7,555        25.5%      9,116         4.0%     27,017      22,379        20.7%
18   Merchant Credit Card                 2,163       2,611       -17.2%      2,223        -2.7%      6,818       7,903       -13.7%
19   ATM Fees & Interchange                 965         756        27.7%      1,013        -4.7%      2,792       2,238        24.8%
20   Debit Card Fees                      1,267         970        30.7%      1,323        -4.2%      3,656       2,852        28.2%
21   Financial Services Commissions         129         186       -30.8%        137        -6.3%        420         689       -39.1%
22   Mortgage Banking                        26          39       -32.1%         25         5.3%         68         106       -35.4%
23   Trust Fees                             319         293         9.1%        373       -14.3%      1,056         973         8.6%
24   Net Loss From Equity Securities          0     (41,206)       n/m            0                       0     (53,686)        n/m
25   FAS 141R Gain                            0           0        n/m            0                  48,844           0         n/m
26   Other                                1,613       1,297        24.3%      2,176       -25.9%      5,644       4,583        23.2%
                                    ------------------------            ------------            ------------------------------------
27 Total Noninterest Income (Loss)       15,961     (27,499)       n/m       16,386                  96,315     (11,963)        n/m
                                    ------------------------            ------------            ------------------------------------
28 Noninterest Expense:
29   Salaries and Related Benefits       16,402      12,621        30.0%     17,448        -6.0%     50,221      38,670        29.9%
30   Occupancy                            4,008       3,465        15.7%      5,413       -26.0%     14,831      10,297        44.0%
31   Equipment                            1,789         903        98.2%      1,607        11.3%      4,618       2,825        63.5%
32   Outsourced Data Processing           2,258       2,098         7.6%      2,378        -5.1%      6,740       6,323         6.6%
33   Professional Fees                      913         485        88.2%        779        17.2%      2,580       1,704        51.4%
34   FDIC Insurance Assessment            1,442         131        n/m        3,221       -55.2%      4,820         359         n/m
35   VISA Litigation                          0           0        n/m            0                       0      (2,338)        n/m
36   Other                                8,339       5,500        51.6%      7,820         6.6%     24,130      16,756        44.0%
                                    ------------------------            ------------            ------------------------------------
37 Total Noninterest Expense             35,151      25,203        39.5%     38,666        -9.1%    107,940      74,596        44.7%
                                    ------------------------            ------------            ------------------------------------

38 Income (Loss) Before Income Taxes     34,706      (9,765)       n/m       32,447         7.0%    149,550      42,014       256.0%
39 Income Tax Provision (Benefit)         9,449      (9,809)       n/m        9,264         2.0%     48,285       2,989         n/m
                                    ------------------------            ------------            ------------------------------------
40 Net Income                            25,257          44        n/m       23,183         8.9%    101,265      39,025       159.5%
41 Preferred Stock Dividends and
      Discount Accretion                  1,466           0        n/m        1,107        32.4%      3,151           0         n/m
                                    ------------------------            ------------            ------------------------------------
42 Net Income Applicable to
      Common Equity                     $23,791         $44        n/m      $22,076         7.8%    $98,114     $39,025       151.4%
                                    ========================            ============            ====================================

43 Average Common Shares Outstanding     29,210      28,908         1.0%     29,126         0.3%     29,072      28,895         0.6%
44 Diluted Average Common Shares
      Outstanding                        29,429      29,273         0.5%     29,403         0.1%     29,313      29,292         0.1%

45 Per Common Share Data:
46   Basic Earnings                       $0.81       $0.00        n/m        $0.76         6.9%      $3.37       $1.35       149.6%
47   Diluted Earnings                      0.81        0.00        n/m         0.75         7.9%       3.35        1.33       151.9%
48   Dividends Paid                        0.35        0.35         0.0%       0.35         0.0%       1.06        1.04         1.9%
